Tax Status	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Tax Status [Line Items]
Tax Status	Tax Status
The IRS advised the Plan administrator by letter dated January 19, 2017, that the Plan and related trust, as then designed, are qualified under Section 401 of the Internal Revenue Code (the Code) and are therefore exempt from federal income taxes. The Plan has been amended since receiving the determination letter; however, the Plan administrator believes the Plan is currently designed and being operated in compliance with the applicable requirements of the Code.
The Plan's management has evaluated the effects of accounting guidance related to uncertain income tax positions and concluded that the Plan had no significant financial statement exposure to uncertain income tax positions at December 31, 2025 or December 31, 2024. The Plan is not currently under audit by any tax jurisdiction.